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                                                                   EXHIBIT 10.13
                           ADDITIONAL PROMISSORY NOTE


                                                             St. Louis, Missouri

         $3,200,000.00                                            March 23, 1999

         On or before the Maturity Date, the undersigned, EBS BUILDING, L.L.C. ("Maker"), for value received, promises to pay to the order of FIRST BANK (the "Lender"), at its office located at 11901 Olive St. Louis, Missouri 63141, or at such other place as may be designated in writing by the holder hereof, in lawful money of the United States of America in immediately available funds, the principal sum of Three Million Two Hundred Thousand Dollars ($3,200,000.00) or such lesser amount as may be disbursed hereunder together with interest on each disbursement of the aforesaid principal sum, from the date of such disbursement, at the rate or rates hereinafter specified.

         Prior to the Maturity Date, Maker agrees to pay interest on the from time to time unpaid principal balance of this Note at a rate per annum equal to the from time to time publicly announced Prime Rate of interest plus two percent (2.0%) (the "Loan Interest Rate").

         Said interest shall be due and payable monthly on the 1st day of each month, commencing on April 1, 1999, and on the Maturity Date, or when otherwise paid in full or in part.

         Each of said payments shall be applied first to the payment of accrued interest and then to the reduction of the principal balance and any other sums owed to the Lender, or in any other order as determined by the Lender in the sole discretion of the Lender and as permitted by law.

         Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Agreement (hereinafter defined). The term "Maturity Date" shall mean June 23, 1999, or any earlier date on which payment hereunder is due whether by acceleration or otherwise.

         The term "Prime Rate" for any day shall mean the rate from time to time announced by First Banks, Inc., at its main office as the Prime Rate, or as the case may be, the base, reference, or other rate then in use for commercial loan reference purposes, it being understood that such rate is a reference rate, not necessarily the lowest, which serves as the basis upon which effective rates of interest are calculated for those loans that make reference thereto as said First Banks, Inc.'s "Prime Rate." Said interest rate will change simultaneously with each change in the Prime Rate. Interest shall be calculated on the basis of the actual number of days elapsed assuming a year of three hundred and sixty
(360) days.


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         After maturity, whether by acceleration or otherwise, the rate of interest of this Note shall be the Loan Interest Rate then in effect plus three
(3) percentage points per annum (the "Default Rate").

         If any payment of principal or interest due on this Note is payable on a day which is a Saturday, Sunday, or legal holiday in the State of Missouri, then such payment shall be due on the next business day, the amount of such payment, in such case, to include all interest accrued to the date of actual payment.

         Maker reserves the right to prepay the whole or any part of the principal sum hereof at any time or from time to time, without premium or penalty. Any partial prepayment shall not relieve the undersigned of paying succeeding installment maturities when due. Interest accrued on any part of the principal hereof which is prepaid shall be paid with such principal prepayment.

         This Additional Note is one of the notes constituting the "Note" referred to in and issued pursuant to the Credit Agreement (the "Agreement") dated as of March 16, 1998, between Maker and the Lender, as amended by the First Extension and Modification Agreement dated as of the March 15, 1999 and the Second Extension and Modification Agreement dated as of the date hereof and is secured by, among other things, a Deed of Trust and Security Agreement, containing provisions for future advances and future obligations governed by
Section 443.055 R.S.Mo. (as amended) and which is a lien on the property therein described, executed of March 16, 1998 encumbering certain real property and improvements located thereon in the City of St. Louis, Missouri as amended by the Amendment to Deed of Trust dated as even date herewith (the "Mortgage") and certain other Collateral (as such term is defined in the Agreement). The Agreement and the Mortgage are by this reference incorporated herein and made a part hereof as if fully set forth herein. This Note is entitled to all benefits and security of the Agreement, the Mortgage and any other documents securing or executed in connection with this Note (hereinafter referred to as the "Loan Documents").

         Should Maker fail to make any payment hereon or under any obligation for the payment of any sum or sums under the Mortgage or any other documents securing or executed in connection with this Note, on the date on which it shall fall due, and Maker continues to be in default in making said payment for a period of ten (10) days after the giving of written notice of such default or Event of Default by holder hereof, or should any default or Event of Default be made in the performance of any of the agreements, conditions, covenants, provisions, or stipulations contained in this Note, the Mortgage, or any of the other Loan Documents (including, but not limited to an Event of Default occasioned by sale, encumbrance, or other voluntary alienation of the Property described therein) for more than thirty (30) days (or any shorter period contained herein or therein) after the giving of written notice of such default or Event of Default by the holder hereof or if such failure is incapable of being cured within said thirty (30) day


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period, Maker fails to commence to cure said failure within said thirty (30) day period or fails to diligently prosecute said cure, then the holder of this Note, at its option and without further notice or demand, may declare immediately due and payable the entire unpaid balance of principal due under this Note, together with all accrued interest thereon and all other sums due from Maker pursuant to the Mortgage and the other Loan Documents, and after the date of such default or Event of Default this Note shall bear interest at the Default Rate. In such case, the holder of this Note may also recover all costs of suit and other expenses in connection with efforts to collect any of the aforesaid amounts, together with reasonable attorneys' fees (including attorneys' fees for representation in proceedings under the Bankruptcy Code), regardless of whether litigation is commenced, together with interest on any judgment obtained by the holder of this Note at the Default Rate, including interest at the Default Rate from and after the date of any such default or Event of Default until actual payment is made to the holder of this Note of the full amount due such holder. Notwithstanding anything to the contrary contained herein, no notices of defaults or Events of Default shall be required to be given following the Maturity Date.

         If any payment of principal and/or interest is not paid in full within fifteen (15) days of its due date, then undersigned agrees to pay, to the extent permitted by law, a late payment charge equal to five percent (5%) of such payment.

         Presentment and demand for payment, notice of non-payment, protest, protest of non-payment, notice of protest, notice of dishonor, and any and all lack of diligence and suit are hereby waived by all parties liable hereon. The undersigned and all endorsers, guarantors, sureties, or other persons who may now or hereafter be liable for the payment of this Note by executing, endorsing, guaranteeing, or assuming this Note, jointly and severally consent and agree to all of the terms and conditions herein contained, and without limitation of the foregoing and without affecting their liabilities hereunder or under any other document or instrument, agree and consent, without further notice to (i) all renewals, deferrals, extensions, and modifications hereof, in whole or in part,
(ii) the impairment, alteration, compromise, acceleration, extension or change in the time or manner of the payment of the undersigned's obligations to the Lender, (iii) the impairment, substitution, exchange or release at any time or times of all or any part of any security or collateral security or guaranty now or hereafter furnished with respect to this Note; (iv) the release of or the impairment of the right of recourse against any of the undersigned or any endorser, guarantor, surety, or any other person now or hereafter liable hereon;
(v) the substitution of renewal or extension notes for this Note; (vi) the modification of any terms hereof or of any mortgage, deed of trust, or other agreement now or hereafter given in connection with or as security for this Note; and (vii) any change in the rate of interest hereon or the imposition of any fees whether authorized under this Note or any mortgage, deed of trust, or any other agreement now or hereafter given in connection with or as security for this Note.

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         Any failure by any holder hereof to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any other time and from time to time thereafter.

         It is the intent hereof that each of the undersigned (if more than one) remain liable hereunder until the full amount of all indebtedness evidenced by this Note has been paid, notwithstanding any act, omission or event that might otherwise operate as a legal or equitable discharge or defense with respect to any of the undersigned.

         No setoff or counterclaim of any kind claimed by any person liable under this Note shall stand as a defense to the enforcement of this Note against any person, it being agreed that any such setoff or counterclaim must be maintained by separate suit.

         The loan evidenced hereby has been made and this Note has been delivered, at the Lender's office set forth above, and such loan, this Note, and the rights, obligations and remedies of the Lender and the undersigned shall be governed by and construed in accordance with the laws of the State of Missouri. All obligations of the undersigned and rights, powers and remedies of the Lender, expressed herein shall be in addition to, and not in limitation of, those provided by law or in any documents, agreements or instrument now or hereafter evidencing or securing the obligations evidenced by this Note.

         ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER(S)) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.



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                                        EBS BUILDING, L.L.C.

                                        By: PricewaterhouseCoopers LLP, manager

                                                 /s/ Keith F. Cooper
                                        ----------------------------------------
                                             Keith F. Cooper, Partner